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                           THE EARTHGRAINS COMPANY

                            AMENDED AND RESTATED

                         DIRECTORS DEFERRED FEE PLAN

        [Effective October 6, 1998, as amended as of March 29, 2000]












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                           THE EARTHGRAINS COMPANY

                         DIRECTORS DEFERRED FEE PLAN


                                  ARTICLE I

                                 DEFINITIONS

1.01.  Annual Committee Chair Fee: A fee in the amount indicated on Exhibit A
----   --------------------------                                   ---------
under the heading "Annual Committee Chair Fee" payable annually to each Participant who is named as the chairperson of a committee of the Board (but not to any Participant who merely serves as the chair of a committee meeting instead of such committee's named chairperson) pursuant to Section 4.01(c).

1.02.  Account: Any of the Deferred Stock Unit Account or the Phantom Share
----   -------
Account.

1.03.  Accrual Date: The date, as determined by Section 4.01(c)(ii), upon
----   ------------
which certain Director's Fees accrue to a Participant's Deferred Stock Unit Account or Phantom Share Account (to the extent deferred) or become payable in cash (to the extent not deferred).

1.04.  Annual Equity Grant: The annual award of the amount indicated on
----   -------------------
Exhibit A under the heading "Annual Equity Grant" accruable annually in the
---------
Deferred Stock Unit Account of each Participant pursuant to Section 2.02.

1.05.  Annual Retainer Fee: A fee in the amount indicated on Exhibit A under
----   -------------------                                   ---------
the heading "Annual Retainer Fee" payable to each Participant who is a Director on the date of the Company's annual shareholder meeting (including each Participant who is elected as a Director at such meeting, but not including any Participant whose term as a Director ends with such meeting) pursuant to Section 4.01(c).

1.06.  Balance: For each Account of each Participant under the Plan: (a) the
----   -------
number of Deferred Stock Units held in such Participant's Deferred Stock Unit Account, or (b) the number of Credited Shares in the Phantom Share Account.

1.07.  Board: The Board of Directors of the Company.
----   -----

1.08.  Board Meeting Attendance Fee: A fee in the amount indicated on Exhibit A
----   ----------------------------                                   ---------
under the heading "Board Meeting Attendance Fee" payable to a Participant for each Board meeting attended by such Participant (including meetings attended by telephone conference, video conference, chat room, or other similar technology) pursuant to Section 4.01(c).

1.09.  Committee Meeting Attendance Fee: A fee in the amount indicated on
----   --------------------------------
Exhibit A under the heading "Committee Meeting Attendance Fee" payable to
---------
each Participant for each meeting of a committee of the Board attended by such Participant (including meetings attended by telephone conference, video conference, chat room or similar technology) pursuant to Section 4.01(c).


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1.10.  Company: The Earthgrains Company.
----   -------

1.11.  Credited Shares: The shares of the Company's common stock that, for
----   ---------------
accounting purposes only, are credited to a Participant's Phantom Share
Account.

1.12.  Deferred Fees: For each Participant, the sum of such Participant's
----   -------------
Elective Deferred Fees and Mandatory Deferred Fees.

1.13.  Deferred Stock Unit Account: An Account administered for the benefit
----   ---------------------------
of a Participant, pursuant to Section 4.01.

1.14.  Deferred Stock Units: The shares of the Company's common stock that,
----   --------------------
for accounting purposes only, are credited to a Participant's Deferred Stock Unit Account from time to time.

1.15.  Director: Any duly elected or appointed member of the Board who is
----   --------
not an employee of the Company.

1.16.  Director's Fee: Any fee or other similar compensation payable to a
----   --------------
Director by the Company for services rendered to the Company as a Director, including, without limitation, the Annual Committee Chair Fee, the Annual Retainer Fee, the Board Meeting Attendance Fee and the Committee Meeting Attendance Fee. The amount for each type of Director's Fee shall be as contained in Exhibit A, which is attached hereto and incorporated herein.
             ---------

1.17.  Effective Date: October 6, 1998.
----   --------------

1.18.  Elective Deferred Fees: The amount of a Participant's Eligible Fees
----   ----------------------
deferred pursuant to a Participant's elections made in accordance with
Section 3.01(a).

1.19.  Eligible Fees: All Director's Fees other than those that are Mandatory
----   -------------
Deferred Fees.

1.20.  Initial Equity Grant: The award of the amount indicated on Exhibit A
----   --------------------                                       ---------
under the heading "Initial Equity Grant" to be accrued in the Deferred Stock Unit Account of each new Director pursuant to Section 2.03.

1.21.  Mandatory Deferred Fees: The amount of Director's Fees required to be
----   -----------------------
deferred and maintained in a Participant's Deferred Stock Unit Account or Mandatory Phantom Stock Account pursuant to Section 2.01.

1.22.  Market Value: For any given day (as a "day" is then customarily
----   ------------
defined by the New York Stock Exchange (or such other exchange on which the Company's securities are then traded)), the average of the high and low sale price per share of the Company's common stock on such day, as reported on the composite tape of the New York Stock Exchange. If such day is a day on which the

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New York Stock Exchange is closed, or for which there are no sales of the
Company's common stock reported, the Market Value as of the most recent trading day shall be used.

1.23.  Normal Retirement Age: Age 70.
----   ---------------------

1.24.  Number of Payments: The number of payments to be made to the
----   ------------------
Participant to completely distribute the Balance of all of such Participant's Accounts under this Plan, as elected by each Participant, as changed from time to time pursuant to Section 3.02.

1.25.  Participant: Any Director, and any former Director who has a positive
----   -----------
Balance in any Account.

1.26.  Payment Start Date: The date chosen by a Participant pursuant to
----   ------------------
Section 3.01(b) on which a Participant is to receive the first payment from such Participant's Accounts under this Plan; if such chosen date is not a business day for the Company's corporate headquarters, the Payment Start Date shall be the next business day after such chosen date.

1.27.  Phantom Share Account: An Account administered for the benefit of a
----   ---------------------
Participant pursuant to Section 4.02.

1.28.  Plan: The Earthgrains Company Directors Deferred Fee Plan, as set
----   ----
forth herein, and as duly amended from time to time.

1.29.  Plan Year: The short year commencing on the Effective Date and ending
----   ---------
December 31, 1998, and each calendar year thereafter.

                                 ARTICLE II

                             MANDATORY DEFERRALS

2.01.  Mandatory Deferred Fees. Each Participant shall be required to defer
----   -----------------------
25% of his or her Director's Fees, which shall be credited as Deferred Stock Units if earned on or after March 29, 2000 (subject to the Participant's right under Section 3.05), or as Phantom Stock Units if earned before March 29, 2000.

2.02.  Annual Equity Grant. Each Plan Year, beginning with the 2000 Plan
----   -------------------
Year, on the date of the annual meeting of the Company's shareholders, the Deferred Stock Unit Account of each Participant who is a Director on the date of such annual meeting (including each Participant who is elected as a director at such meeting, but not including any Participant whose term as a Director ends with such meeting) shall be credited with that number of Deferred Stock Units equal to the number of shares of the Company's common stock that could be purchased at Market Value on such date for the dollar amount of the Annual Equity Grant. At the Board's discretion, any Participant who is elected or appointed as a Director for the first time at any time other than the annual meeting of the Company's

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shareholders shall receive on the date of such election or appointment, a fraction of the Annual Equity Grant equal to a fraction consisting of the number of days remaining before the next annual meeting of the Company's Shareholders as the numerator and 365 as the denominator.

2.03.  Initial Equity Grant. For each Participant who first becomes a
----   --------------------
Participant on or after March 29, 2000, on the date of such Participant's election or appointment as a new Director, such Participant's Deferred Stock Unit Account shall be credited with that number of Deferred Stock Units equal to the number of shares of the Company's common stock that could be purchased at Market Value on such date for the dollar amount of the Initial Equity Grant.

                                 ARTICLE III

                                  ELECTIONS

3.01.  Types of Election; Time of Election. Any Director may make the
----   -----------------------------------
following elections for a Plan Year in writing on a form provided by the Company and delivered to the Company not later than the Company may direct, but in any event before the first day of the Plan Year:

       (a) the portion of the Participant's Eligible Fees that shall be deferred into Deferred Stock Units, if any (the "Elective Deferred Fees");

       (b)  the Payment Start Date; and

       (c)  the Number of Payments.

The elections made pursuant to this Section 3.01 shall remain in effect for subsequent Plan Years until such time as the Participant changes his or her elections as permitted by the terms of this Plan.

3.02.  Change of Certain Elections. A Participant may change his or her
----   ---------------------------
Payment Start Date and/or Number of Payments in writing on a form provided by and delivered to the Company at any time which is at least one year in advance of the previously elected Payment Start Date. No such change shall be effective if the Participant terminates service as a Director less than one year after the date of the election change.

3.03.  Special Rule for Newly Eligible Participants. Notwithstanding the
----   --------------------------------------------
foregoing, an individual who becomes a Director after the beginning of a Plan Year may make his or her elections pursuant to Section 3.01 after the first day of the Plan Year, but not later than thirty (30) days after the first day on which he or she becomes a Director, provided that any election made by such a Director after the first day of the Plan Year shall be effective only with respect to Director's Fees attributable to services rendered subsequent to the election.

3.04.  Special Rule for Initial Plan Year. Notwithstanding Section 3.01
----   ----------------------------------
above, any Director as of

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the Effective Date of the Plan may make his or her elections pursuant to
Section 3.01 above within 30 days after the Effective Date; provided that any election so made shall be effective only with respect to Director's Fees attributable to services rendered subsequent to the election.

3.05.  Transition Rules. Before December 31, 2000, each Participant may make
----   ----------------
a one-time, irrevocable election, in writing, to convert, on a one-for-one basis, all Deferred Stock Units earned from March 29, 2000 through December 31, 2000 (and all dividends reinvested pursuant to Section 4.04 that are attributable to such Deferred Stock Units) into Credited Shares to be held in such Participant's Phantom Share Account.

                                 ARTICLE IV

                      DETERMINATION OF ACCOUNT BALANCES

4.01.  Deferred Stock Unit Account.
----   ---------------------------

       (a) Deferred Stock Unit Account Balance. Each Participant's Deferred
           -----------------------------------
Stock Unit Account Balance shall equal the number of Deferred Stock Units in such Deferred Stock Unit Account (as determined pursuant to Section 4.01(b)).

       (b) Components of Deferred Stock Unit Account. Each Deferred Stock
           -----------------------------------------
Unit Account shall consist of: (X) the sum of all Mandatory Deferred Fees, Elective Deferred Fees, Annual Equity Grants and Initial Equity Grants credited to such Participant's Deferred Stock Unit Account on or after March 29, 2000 and Deferred Stock Units credited pursuant to Sections 4.04(a) and 4.05, minus (Y) the sum of all payments of common stock made from the Deferred Stock Unit Account pursuant to Section 4.06 and all transfers of Deferred Stock Units to such Participant's Phantom Share Account pursuant to such Participant's election under Section 3.05.

       (c) Crediting of Deferred Stock Units. The number of Deferred Stock
           ---------------------------------
Units credited to each Participant's Deferred Stock Unit Account shall be determined as follows:

           (i) On each Accrual Date, such Participant's Deferred Stock Unit Account shall be credited with the amount of Director's Fees required to be deferred pursuant to Section 2.01, plus any amount of Eligible Fees elected to be deferred by such Participant pursuant to Section 3.01(a). The amounts so credited shall be converted into that number of Deferred Stock Units equal to the number of shares of common stock of the Company which could be purchased at the Market Value of such stock on such Accrual Date with the amount of such Director's Fees.

           (ii)  The Accrual Date for each type of Director's Fee shall be:

                 (A) for any Annual Retainer Fee or Annual Committee Chair Fee, the date of the annual meeting of the Company's shareholders; provided that the Accrual Date for the Annual Committee Chair Fee for a Participant who is named as a committee chair after the date of such

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meeting shall be the date of such committee's first meeting for which such
Participant serves as chairperson.

                 (B) for any Board Meeting Attendance Fee or Committee Meeting Attendance Fee, the first day of the applicable Board or committee meeting; provided that, if such Board meeting and committee meeting(s) held on consecutive business days, then the Accrual Date shall be the first day of the Board meeting.

4.02.  Phantom Share Account.
----   ---------------------

       (a) Phantom Share Account Balance. Each Participant's Phantom Share
           -----------------------------
Account Balance shall equal the number of Credited Shares in such Phantom Share Account (as determined pursuant to Section 4.02(b)).

       (b) Components of Phantom Share Account. Each Participant's Phantom
           -----------------------------------
Share Account shall consist of: (X) the sum of all Deferred Fees, Elective Deferred Fees, Annual Equity Grants and Initial Equity Grants credited to such Participant's Phantom Share Account before March 29, 2000, all amounts transferred to such Participant's Phantom Share Account pursuant to such Participant's election under Section 3.05 and all amounts credited under Sections 4.04(b) or 4.05, minus, (Y) the sum of all payments from such Participant's Phantom Share Account pursuant to Section 4.06.

4.03.  Credited Shares. The number of Credited Shares credited to the Phantom
----   ---------------
Share Account shall be determined pursuant to this Section 4.03. On each day before March 29, 2000 on which Participant earns Deferred Fees, such Participant's Phantom Share Account shall be credited with such Deferred Fees. The amounts so credited shall be converted into that number of Credited Shares equal to the maximum number of shares of common stock of the Company which could be purchased at the then Market Value of such stock with the amount so credited. In the event that a Participant elects, pursuant to
Section 3.05, to convert all Deferred Stock Units earned from March 29, 2000 through December 31, 2000 (and dividends reinvested pursuant to Section 4.04 attributable to such Deferred Stock Units) into Phantom Stock Units, such Deferred Stock Units shall be removed from such Participant's Deferred Stock Unit Account and added to such Participant's Phantom Share Account as Credited Shares on January 3, 2001.

4.04.  Dividends & Dividend Reinvestment. On each date on which the Company
----   ---------------------------------
pays a cash dividend or other distribution on its common stock:

       (a) each Participant's Deferred Stock Unit Account shall be credited with the number of Deferred Stock Units equal to the amount of the cash dividend, stock dividend (or fair market value of any other distribution) per share multiplied by the number of Deferred Stock Units in such Account on the dividend or distribution record date, and

       (b) each Participant's Phantom Share Account shall be credited with the number of Credited Shares equal to the amount of the cash dividend, stock dividend (or fair market value of any other

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distribution) per share multiplied by the number of Credited Shares in such
Account on the dividend or distribution record date.

4.05.  Adjustments.
----   -----------

       (a) In the event of any change in the outstanding shares of Company stock by reason of a stock split, stock dividend, combination of shares, reorganization, merger, consolidation or other corporate change having a similar effect, or any separation of the Company including a spin-off or other distribution of stock or property by the Company, the Board shall make such equitable adjustments as it shall deem appropriate to: (i) the number of Deferred Stock Units in each Participant's Deferred Stock Unit Account, and (ii) the number of Credited Shares in each Participant's Phantom Share Account, to prevent the dilution or enlargement of each such Account.

       (b) The Board's determination as to the appropriateness of any adjustment made pursuant to this Section 4.05, including, but not limited to, values and exchange ratios, shall be binding and conclusive.

4.06.  Payment From Accounts. Subject to Section 6.01(g), any payment made to
----   ---------------------
a Participant consisting of amounts from both the Deferred Stock Unit
Account and the Phantom Share Account shall be made from each Account in proportion to the percentage that each such Account represents of the aggregate Balance of all such Accounts on the date of payment. Payments from the Phantom Share Account shall be made in cash in an amount equal to: (x) the number of Credited Shares to be paid, multiplied by (y) the Market Value on the immediately prior day. Payments from the Deferred Stock Unit Account shall be made in common stock of the Company at the rate of one share of common stock for each Deferred Stock Unit.

4.07.  Vesting. All Credited Shares or Deferred Stock Units accrued in each
----   -------
Account of each Participant shall be fully vested upon accrual.

                                  ARTICLE V

                          PAYMENTS TO PARTICIPANTS

5.01.  Payment Start Date. Subject to the remaining provisions of this
----   ------------------
Article, each Participant's first payment (or only payment, if applicable) of the Company's common stock from such Participant's Deferred Stock Unit Account and/or cash from such Participant's Phantom Share Account (if any) shall be made on such Participant's Payment Start Date; provided, however, that the Payment Start Date shall in all events be no later than the first business day of the month following the Participant's actual termination of service as a Director for any reason, including death or disability.

5.02.  Calculation and Form of Payments. The amount of each payment shall be
----   --------------------------------
equal to: (X) the

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aggregate dollar value of all Balances on the date of such payment, divided by (Y) the number of installments (if any) remaining to be paid, except that payments from the Deferred Stock Unit Account shall be made in common stock only and rounded to the nearest whole share. Payments from the Phantom Share Account shall be made in cash only.

5.03.  Timing of Installment Payments. Each installment after the first such
----   ------------------------------
installment made on the Payment Start Date shall be due and payable as of the first business day of the same month of the next succeeding Plan Year until all annual installments have been paid.

5.04.  Acceleration of Payment for Unforeseeable Emergency.
----   ---------------------------------------------------

       (a) Notwithstanding any other provision of the Plan, the Company may decide in its sole discretion that payment of any portion of any or all of a Participant's Account Balances shall be accelerated on application of the Participant or beneficiary on account of and subject to reasonable proof of unforeseeable emergency.

       (b) For purposes of this Section 5.04, an unforeseeable emergency is severe financial hardship to the Participant or beneficiary resulting from a sudden and unexpected illness or accident of the Participant or beneficiary or of a dependent (as defined in section 152(a) of the Internal Revenue
Code) of the Participant or beneficiary, loss of the Participant's or beneficiary's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or beneficiary. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

           (i) Through reimbursement or compensation by insurance or otherwise,

           (ii) By liquidation of the Participant's or beneficiary's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

           (iii) By cessation of deferrals under the Plan if and when possible under the remaining provisions of the Plan, or by cessation of elective deferrals if and when possible under any other deferred compensation plan for which the Participant or beneficiary is eligible.

Examples of what are not considered to be unforeseeable emergencies include the need to send a Participant or beneficiary's child to college or the desire to purchase a home.

       (c) Withdrawal of amounts because of an unforeseeable emergency shall be permitted only to the extent reasonably needed to satisfy the emergency need.

       (d) All determinations under this Section 5.04 shall be made by the Board of Directors of the Company, with the Participant requesting such a determination to be excluded from voting with

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respect thereto, and (with respect to certain legal restrictions) by the
General Counsel pursuant to Section 6.01(g).

5.05.  Change in Control.
----   -----------------

       (a) Upon a "Change in Control," as defined in the Company's Executive Deferred Compensation Plan, as amended from time to time, the Company shall pay each Participant (or beneficiary) all of such Participant's Account Balances in one lump sum in the manner contemplated by Section 5.02.

       (b) If, by reason of this Section 5.05, an excise or other special tax ("Excise Tax") is imposed on any payment under the Plan (a "Required Payment"), the amount of each Required Payment shall be increased by a cash amount which, after payment of income taxes, payroll taxes and Excise Tax on such additional amount, will equal such Excise Tax on the Required Payment.

       (c) This Section 5.05 may be amended in any way before a Change in Control as the Board may determine in its sole discretion. Notwithstanding any other provision of the Plan, this Section 5.05 may not be amended following any Change in Control.

       (d) This Section 5.05 shall survive termination of the Plan.

5.06.  Acceleration of Payment. Notwithstanding Section 5.01 or any
----   -----------------------
Participant election under Section 3.01, the Company in its sole discretion may direct current payment of any or all of a Participant's Account Balances for any reason. No Participant or beneficiary shall have any right to demand acceleration of payment of any portion of any of a Participant's Account Balances for any reason other than the occurrence of a Change in Control pursuant to Section 5.05.

5.07.  Payments After Death.
----   --------------------

       (a) Except as otherwise provided in this Section 5.07, any amount payable under this Plan as a result of or following the death of a Participant shall be applied only for the benefit of the beneficiary or beneficiaries designated by the Participant pursuant to this Section 5.07. Each Participant shall specifically designate, by name, on forms provided by the Company, the beneficiary(ies) to whom any such amounts shall be paid. A Participant may change or revoke a beneficiary designation without the consent of the beneficiary(ies) at any time by filing a new beneficiary designation form with the Company. The filing of a new form shall automatically revoke any forms previously filed with the Company. A beneficiary designation form not properly filed with the Company prior to the death of the Participant shall have no validity under the Plan.

       (b) More than one beneficiary, and alternative or contingent beneficiaries, may be designated, in which case the Participant shall specify the shares, terms and conditions upon which amounts shall be paid to such multiple or alternative or contingent beneficiaries, all of which must be satisfactory to the Company.

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       (c) If, at the time of the Participant's death, (i) no beneficiary designation is properly on file with the Company, (ii) no beneficiary properly designated by the Participant has survived the Participant, or
(iii) there are other circumstances which are not covered by the beneficiary designation form on file with the Company, then the Participant's estate shall be conclusively deemed to be the beneficiary designated to receive any amounts then remaining payable under this Plan.

       (d) In answering any question concerning a Participant's beneficiary, the latest designation filed with the Company shall control and intervening changes in circumstances shall be ignored; provided, however, that if a Participant's spouse is designated as beneficiary but thereafter is divorced from the Participant, such designation shall be invalid and the Participant's estate shall be deemed to be the Participant's beneficiary unless and until a replacement beneficiary designation form has been filed with the Company.

       (e) Any payment under this Plan made on or before the date of a Participant's death shall remain in the Participant's estate, whether or not the stock certificate or check (as appropriate) is received by the Participant prior to death. Any payment under this Plan made after the date of the Participant's death shall be the property of the Participant's beneficiaries determined in accordance with this Section 5.07.

       (f) Payment of any installments due a Participant under the Plan shall not be automatically accelerated by reason of the Participant's death; provided, however, that the Company may exercise its power to accelerate at any time as set forth in Section 5.06 without regard to the timing of a Participant's death.

                                 ARTICLE VI

                               ADMINISTRATION

6.01.  Administrative Duties of the Company.
----   ------------------------------------

       (a) The Board shall have responsibility for the administration of the Plan.

       (b) The Board shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan. The Board shall interpret the Plan; shall make all factual determinations arising in the administration, interpretation, and application of the Plan; and shall construe any ambiguity, supply any omission, and reconcile any inconsistency in such manner and to such extent as the Board deems proper. Any interpretation or construction placed upon any term or provision of the Plan by the Board, any decisions and determinations of the Board arising under the Plan, including without limiting the generality of the foregoing:
(i) the eligibility of any individual to become or remain a Participant and a Participant's status as such; (ii) the time, method and amounts of payments payable under the Plan; (iii) the rights of Participants and beneficiaries; and (iv) any other action or determination or decision whatsoever taken or made by the Board in

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good faith shall be final, conclusive, and binding upon all persons concerned, including, but not limited to, all Participants and beneficiaries.

       (c) The Board may adopt such rules as it deems necessary, desirable, or appropriate to carry out its duties under the Plan. All rules, decisions and determinations of the Board shall be uniformly and consistently applied.

       (d) The Board may appoint any officer or employee of the Company to carry out its duties hereunder.

       (e) The Board may employ accountants, counsel, specialists, and other persons necessary to help carry out its duties and responsibilities as fiduciary under the Plan. The Board shall be entitled to rely conclusively upon any opinions or reports which shall be furnished to it by such accountants, counsel, specialists, and other persons.

       (f) No Director shall participate in determining his or her own entitlement under the Plan.

       (g) The General Counsel of the Company shall have complete power from time to time to adopt, amend, and rescind such rules as the General Counsel shall deem necessary, appropriate, or prudent in order to comply with or avoid liability under Section 16 of the Securities Exchange Act of 1934, as amended, or the rules promulgated thereunder from time to time. Without limiting the generality of such authority, the General Counsel may adopt, amend, and rescind rules which may have the effect of adding to, deleting from, or otherwise modifying the terms of the Plan in any respect, provided only that the General Counsel in good faith determines that such rules are reasonably likely to further the objective of complying with or lawfully avoiding liability under Section 16 or the rules thereunder. In addition, from time to time the General Counsel may (but need not) adopt, amend, and rescind rules which relax Plan restrictions if and to the extent the General Counsel determines that such restrictions no longer are necessary to conform the Plan to any applicable legal requirements and no longer are appropriate to the prudent and convenient administration of the Plan. Any rules adopted, amended, or rescinded by the General Counsel hereunder shall become effective at such times as the General Counsel may determine, without approval or other action by the Board of Directors of the Company. The General Counsel shall notify the Board promptly of any rules adopted, amended, or rescinded hereunder. The Board at all times shall retain the power to annul in whole or part any action taken by the General Counsel hereunder.

6.02.  Books and Records.
----   -----------------

       (a) The Board shall keep such books, records, and other data as it deems necessary for proper administration of the Plan, including but not limited to records of each Participant's Director's Fees, elections, and Account Balances.

       (b) The records of the Company shall be conclusive as to all persons unless proved incorrect to the satisfaction of the Company.

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       (c) The Company shall comply with all reporting and disclosure requirements of the law and shall maintain all records required by law.

6.03.  Notices.
----   -------

       (a) Any notice from the Company to any Participant or beneficiary shall be in writing and shall be given by delivery to the Participant or beneficiary, or by mailing to the last known residence address of such Participant or beneficiary. Any notice from a Participant or beneficiary to the Company shall be in writing and shall be given by delivery to the Board, or by mailing to the Board at the Company's headquarters. Notices which are given by delivery shall be effective on the date of delivery. Notices given by mailing shall be effective on the date of postmark.

       (b) Each Participant or beneficiary shall furnish all information, including, without limitation, post office address and each change of post office address, proofs, receipts and releases, as may be required by the Company.

       (c) Any communication, statement or notice addressed to any individual at the last post office address filed with the Company shall be binding for all purposes of the Plan, and the Company shall not be obligated to search for or ascertain the whereabouts of any such individual.

       (d) Except as provided in Article III, any notice required by the Plan may be waived by the person entitled thereto.

                                 ARTICLE VII

                          AMENDMENT AND TERMINATION

7.01.  Amendment. Except as provided in Section 5.05(c), the Company may
----   ---------
amend the Plan on a prospective basis at any time. Except as provided in
Section 5.05(c), the Company shall have no authority to amend the Plan retroactively in any manner which is or may be detrimental to any Participant or beneficiary without the prior written consent of all affected Participants or beneficiaries, except to the extent that a failure to amend the Plan would result in required inclusion in taxable income by Participants or beneficiaries of amounts not yet received.

7.02.  Termination. The Company may terminate the Plan on a prospective basis
----   -----------
at any time by paying each Participant all of such Participant's Account
Balances.

                                ARTICLE VIII

                                MISCELLANEOUS

8.01.  Company's Obligations Unsecured. Participants and beneficiaries have
----   -------------------------------
only the status of general unsecured creditors of the Company. The Plan constitutes a mere promise by the Company

                                     12

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

to make payments in the future. It is the intention of the Company and all Participants that the Plan shall be unfunded for tax purposes and, to the extent applicable, for purpose of Title I of Employee Retirement Income Security Act of 1974, as amended from time to time.

8.02.  No Alienation. Amounts payable under this Plan shall not be subject in
----   -------------
any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by any Participant or beneficiary.

8.03.  No Waiver of Rights. No failure or delay by the Company or any
----   -------------------
Participant or beneficiary to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

8.04.  Severability. The invalidity of any particular clause, provision or
----   ------------
covenant herein shall not invalidate all or any part of the remainder of this Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.

8.05.  Presumption of Competence. Every person receiving or claiming amounts
----   -------------------------
payable under this Plan shall be conclusively presumed to be mentally competent and of legal age unless the Company receives proof satisfactory to the Company that the person is incompetent or is a minor or that a guardian or other person legally vested with the care of the person's estate has been appointed.

8.06.  Facility of Payment. If any amount is payable hereunder to a minor or
----   -------------------
other person under legal disability or otherwise incapable of managing his or her own affairs, as determined by the Company in its sole discretion, payment thereof shall be made in one (or any combination) of the following ways, as the Company shall determine in its sole discretion:

       (a) directly to said minor or other person;

       (b) to the legal representatives of said minor or other person; or

       (c) to some relative or friend of such minor or other person for the support, welfare or education of such minor.

The Company shall not be required to see to the application of any payment so made, and the receipt of the person to whom such payment is actually made shall fully discharge the Company from any further accountability or responsibility with respect to the amount so paid.

8.07.  No Guarantee of Position or Directors Fees. No provision of this Plan
----   ------------------------------------------
shall restrict the Company, the Board, or the Shareholders from removing a Participant from his or her position as a Director, a committee chairperson, or a committee member. No provision of this Plan shall restrict any Participant from resigning from his or her position as a Director, a committee chairperson, or


                                     13

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

a committee member. No provision of this Plan shall restrict the Company or the Board from increasing or decreasing the Director's Fees payable to any Participant or other Director.

8.08.  Plan Provisions Binding. The provisions of the Plan shall be binding
----   -----------------------
upon the Company and all persons entitled to benefits under the Plan and their respective successors, heirs and legal representatives.

8.09.  Missouri Law Controls. Subject to any applicable provisions of the
----   ---------------------
Employee Retirement Income Security Act of 1974 which provide to the contrary, this Plan shall be administered, construed, and enforced according to the laws of the State of Delaware and in state courts in St. Louis County, Missouri or federal courts in St. Louis City, Missouri.



                                     14

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                                  EXHIBIT A
                                  ---------

DIRECTOR'S FEES:
---------------

Annual Retainer Fee:                   $25,000
Board Meeting Attendance Fee:          $1,500
Committee Meeting Attendance Fee:      $750
Annual Committee Chair Fee:            $3,500

EQUITY GRANTS:
-------------

Annual Equity Grant:                   $23,500
Initial Equity Grant:                  $15,000